EXHIBIT 99.2

Supplemental Investor Package
___________________________________________________
Second Quarter 2013

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel:  973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	June 30,				June 30,				December 31,
	2013				2012				2012
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds 1	$2,365,465		2,372,903	38,028	$2,127,036		2,138,982	94,602	$2,239,284		2,250,536	110,822
Government and Municipal bonds	1,533,853		1,554,533	48,520	1,639,471		1,672,005	103,711	1,610,798		1,640,138	99,026
Total bonds	3,899,318		3,927,436	86,548	3,766,507		3,810,987	198,313	3,850,082		3,890,674	209,848
Equities	172,064		172,064	29,630	148,117		148,117	17,860	151,382		151,382	18,941
Short-term investments	186,499		186,499	-	135,823		135,823	-	214,479		214,479	-
Other investments	109,077		109,077	-	125,540		125,540	-	114,076		114,076	-
Total invested assets	4,366,958		4,395,076	116,178	4,175,987		4,220,467	216,173	4,330,019		4,370,611	228,789

Invested assets per $ of stockholders' equity	3.97				3.85				3.97

Total assets	6,112,627				5,687,408				6,794,216

Liabilities:
Reserve for loss and loss expenses	3,270,114				3,044,363				4,068,941
Unearned premium reserve	1,048,011				970,806				974,706

Total liabilities	5,013,582				4,602,362				5,703,624

Stockholders' equity	1,099,045				1,085,046				1,090,592

Total debt to capitalization ratio	26.3%				22.1%				22.0%
Adjusted total debt to capitalization ratio 2	26.3%				15.6%				15.6%

Book value per share	19.72				19.75				19.77

Book value per share excluding
unrealized gain or loss on bond portfolio	19.04				17.93				17.78

NPW per insurance segment employee 3	886				N/M				842

Statutory premiums to surplus ratio	1.5	x			1.5	x			1.6	x

Statutory surplus	1,170,612				1,067,881				1,050,107

1 Includes mortgage-backed and asset-backed securities.
2 For June 30 and December 31 of 2012, the adjusted debt to capitalization ratio reflects an estimated equity treatment of 90% applied to our $100 million Junior Subordinated Notes issued September 25, 2006 as applied by A.M. Best. These notes were redeemed in March of 2013, eliminating their effect on equity.

3 Prior year amounts have been restated to include the impact of E&S.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
June 2013		THREE MONTHS ENDED June 30,				SIX MONTHS ENDED June 30,
($ in thousands, except per share amounts)		2013		2012		2013		2012
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue		$468,945		$428,907		928,894		$848,255
Operating income		23,773	0.42	172	0.01	43,897	0.78	15,432	0.28
Net realized gains, after tax		3,349	0.06	116	-	5,530	0.10	2,949	0.05
Income from continuing operations		27,122	0.48	288	0.01	49,427	0.88	18,381	0.33
Loss on discontinued operations, after tax		-	-	-	-	(997)	(0.02)	-	-
Net income		27,122	0.48	288	0.01	48,430	0.86	18,381	0.33
Operating return on equity		8.5%		0.1%		8.0%		2.9%

Total Insurance Operations
Gross premiums written		555,568		512,267		1,092,866		1,010,222
Net premiums written		462,177		425,563		912,301		845,735
Net premiums earned		426,252		392,212		847,192		771,041
Underwriting gain (loss)	- before tax	4,483		(26,962)		16,644		(28,325)
	- after tax	2,914	0.05	(17,525)	(0.31)	10,819	0.19	(18,411)	(0.33)
GAAP combined ratio		98.9%		106.9%		98.0%		103.7%

Total Standard lines
Net premiums earned		396,205		376,245		787,086		745,351
GAAP combined ratio		98.3%		105.8%		97.6%		102.5%
Standard Commercial lines
Net premiums earned		322,657		306,289		640,502		606,786
GAAP combined ratio		97.0%		104.7%		97.5%		102.3%
Standard Personal lines
Net premiums earned		73,548		69,956		146,584		138,565
GAAP combined ratio		104.0%		110.6%		98.0%		103.1%
Excess and Surplus lines
Net premiums earned		30,047		15,967		60,106		25,690
GAAP combined ratio		107.6%		131.9%		103.7%		138.9%

Investments
Net investment income	- before tax	34,003		34,006		66,873		66,634
	- after tax	25,700	0.45	25,710	0.46	50,539	0.89	50,485	0.91
Effective tax rate		24.4%		24.4%		24.4%		24.2%
Annual after-tax yield on investment portfolio						2.3%		2.4%
Annual after-tax, after-interest expense yield						2.0%		2.1%
Invested assets per $ of stockholders' equity						3.97		3.85

Other expenses (net of other income)
Interest expense	- before tax	(5,570)		(4,723)		(11,401)		(9,423)
	- after tax	(3,621)	(0.06)	(3,070)	(0.06)	(7,411)	(0.13)	(6,125)	(0.11)

Other Expense - after tax		$(1,220)	(0.02)	$(4,944)	(0.08)	(10,050)	(0.17)	$(10,517)	(0.19)

Diluted weighted avg shares outstanding		56,616		55,681		56,530		55,642

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
(unaudited)
($ in thousands)

	For the three months ended		%	Year to Date		%
	June	June	Increase	June	June	Increase
	2013	2012	(Decrease)	2013	2012	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$30,298	31,759	(4.6)	60,387	63,109	(4.3)
Short-term	29	29	0.0	81	67	20.9
Other Investments:
Alternative Investments	3,869	3,166	22.2	8,109	5,461	48.5
Other	-	(203)	100.0	(638)	(498)	(28.1)
Dividends	1,874	1,280	46.4	3,081	2,517	22.4
Miscellaneous	-	25	(100.0)	-	64	(100.0)
	36,070	36,056	0.0	71,020	70,720	0.4

Investment Expense	2,067	2,050	0.8	4,147	4,086	1.5

Net Investment Income Before Tax	34,003	34,006	(0.0)	66,873	66,634	0.4

Tax	8,303	8,296	0.1	16,334	16,149	1.1

Net Investment Income After Tax	$25,700	25,710	(0.0)	$50,539	50,485	0.1

Net Investment Income per Share	$0.45	0.46	(2.2)	$0.89	0.91	(2.2)

Effective Tax Rate	24.4%	24.4%		24.4%	24.2%

Average Yields :

Fixed Maturity Securities:
Pre Tax				3.12%	3.42%
After Tax				2.36%	2.59%

Portfolio:
Pre Tax				3.08%	3.22%
After Tax				2.32%	2.44%

	For the three months ended			Year to date:
	June	June		June	June
Net Realized Gains(Losses)	2013	2012		2013	2012
Fixed Maturities	911	177		1,562	361
Equity Securities	4,367	-		9,654	4,176
Short Term	-	-		-	(2)
Other Investments	(124)	1		(2,707)	1

Total	5,154	178		8,509	4,536
Net of Tax	3,349	116		5,530	2,949

As of June 30, 2013 year-to-date new money rates for fixed maturity securities were 1.71% on a pre-tax basis and 1.25% on an after tax-basis.

Selective Insurance Group, Inc.
2013 Statutory Results by Line of Business
2nd Qtr 2013 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined	Underwriting
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Gain/
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2013	2012	(Loss)
Standard Personal Lines:

Homeowners	$35,068	6.4%	$31,703	10.0%	66.0%	10.4%	31.6%	0.0%	108.0%	119.7%	$(3,588)
Auto	40,191	0.1%	38,525	1.7%	70.9%	12.1%	29.7%	0.0%	112.7%	110.5%	(5,385)
Other (including flood)	3,601	(2.0)%	3,320	2.1%	54.3%	(21.1)%	(92.3)%	0.0%	(59.1)%	4.4%	5,541
Total	$78,860	2.7%	$73,548	5.1%	68.0%	9.9%	25.0%	0.0%	102.9%	109.2%	$(3,432)

Standard Commercial Lines:

Commercial property	$59,194	11.3%	$54,937	9.1%	38.3%	5.8%	36.7%	0.1%	80.9%	116.3%	$8,928
Workers compensation	68,590	2.7%	64,854	(2.7)%	74.3%	15.8%	26.9%	1.3%	118.3%	112.7%	(12,871)
General liability	110,232	11.1%	99,766	7.7%	46.6%	15.3%	32.9%	0.1%	94.9%	102.3%	1,604
Auto	84,253	12.5%	76,706	7.2%	56.0%	8.0%	31.2%	0.1%	95.3%	96.0%	1,280
Business owners policies	19,943	11.1%	18,625	7.9%	28.4%	9.0%	38.6%	0.0%	76.0%	103.3%	3,963
Bonds	5,410	(2.2)%	4,775	1.6%	13.7%	5.0%	60.7%	0.0%	79.4%	84.3%	598
Other	3,029	6.7%	2,994	(3.8)%	0.0%	0.5%	48.5%	0.0%	49.0%	46.8%	1,510
Total	$350,652	9.4%	$322,658	5.3%	51.0%	11.4%	32.9%	0.3%	95.6%	104.7%	$5,013

Total Standard Operations	$429,511	8.1%	$396,206	5.3%	54.2%	11.1%	31.5%	0.2%	97.0%	105.5%	$1,581

E&S	32,666	15.3%	30,046	88.2%	55.9%	14.4%	36.5%	0.0%	106.8%	116.1%	(3,015)

Total Insurance Operations	$462,177	8.6%	$426,252	8.7%	54.3%	11.3%	31.9%	0.2%	97.7%	106.2%	$(1,434)

Note: Some amounts may not foot due to rounding.

		2013	2012
	Losses Paid	$207,023	$232,122
	LAE Paid	43,620	41,031
	Total Paid	$250,643	$273,153

Selective Insurance Group, Inc.
2013 Statutory Results by Line of Business
June 2013 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined	Underwriting
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Gain/
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2013	2012	(Loss)
Standard Personal Lines:

Homeowners	$62,902	8.1%	$62,837	10.7%	55.4%	9.9%	32.5%	0.0%	97.8%	105.8%	$1,345
Auto	77,876	0.6%	76,919	2.1%	66.9%	12.4%	29.9%	0.0%	109.2%	110.1%	(7,349)
Other (including flood)	6,637	(1.5)%	6,828	5.9%	64.5%	(20.6)%	(83.5)%	0.0%	(39.6)%	5.8%	9,373
Total	$147,415	3.6%	$146,584	5.8%	61.8%	9.8%	26.0%	0.0%	97.6%	103.4%	$3,369

Standard Commercial Lines:

Commercial property	$116,953	10.1%	$108,352	8.6%	40.1%	5.7%	37.8%	0.1%	83.7%	100.3%	$14,398
Workers compensation	143,994	2.9%	130,939	(1.2)%	74.9%	15.8%	26.4%	1.5%	118.6%	111.8%	(27,722)
General liability	219,637	9.9%	197,469	8.0%	45.7%	16.2%	33.5%	0.0%	95.4%	101.3%	1,631
Auto	166,126	10.2%	151,053	6.4%	56.9%	8.4%	31.3%	0.0%	96.6%	96.3%	400
Business owners policies	40,303	11.4%	37,165	8.9%	23.7%	12.2%	40.6%	0.0%	76.5%	101.4%	7,459
Bonds	10,364	1.9%	9,539	1.9%	13.7%	4.2%	60.8%	0.0%	78.7%	85.9%	1,533
Other	6,463	5.7%	5,985	(4.7)%	(0.4)%	0.7%	43.2%	0.0%	43.5%	41.5%	3,175
Total	$703,840	8.4%	$640,502	5.6%	51.2%	11.9%	33.2%	0.3%	96.6%	101.4%	$874

Total Standard Operations	$851,255	7.5%	$787,086	5.6%	53.2%	11.5%	31.9%	0.3%	96.9%	101.8%	$4,243

E&S	61,046	12.8%	60,106	134.0%	51.9%	15.0%	35.7%	0.0%	102.6%	118.0%	(1,881)

Total Insurance Operations	$912,301	7.9%	$847,192	9.9%	53.1%	11.8%	32.2%	0.2%	97.3%	102.7%	$2,363

Note: Some amounts may not foot due to rounding.

		2013	2012
	Losses Paid	$394,308	$439,015
	LAE Paid	88,609	84,567
	Total Paid	$482,917	$523,582

SELECTIVE INSURANCE GROUP, INC. CONSOLIDATED BALANCE SHEETS	Unaudited
($ in thousands, except share amounts)	June 30, 2013	December 31, 2012
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carrying value (fair value: $507,625 – 2013; $594,661 – 2012)	$479,507	554,069
Fixed maturity securities, available-for-sale – at fair value (amortized cost: $3,363,994 – 2013; $3,130,683 – 2012)	3,419,811	3,296,013
Equity securities, available-for-sale – at fair value (cost: $142,434 – 2013; $132,441 – 2012)	172,064	151,382
Short-term investments (at cost which approximates fair value)	186,499	214,479
Other investments	109,077	114,076
Total investments	4,366,958	4,330,019
Cash	154	210
Interest and dividends due or accrued	36,376	35,984
Premiums receivable, net of allowance for uncollectible accounts of: $4,478 – 2013; $3,906 – 2012	568,523	484,388
Reinsurance recoverables, net	552,488	1,421,109
Prepaid reinsurance premiums	140,833	132,637
Current federal income tax	1,904	2,569
Deferred federal income tax	135,886	119,136
Property and equipment – at cost, net of accumulated depreciation and amortization of: $174,226 – 2013; $169,428 – 2012	48,841	47,131
Deferred policy acquisition costs	165,078	155,523
Goodwill	7,849	7,849
Other assets	87,737	57,661
Total assets	$6,112,627	6,794,216

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for loss and loss expenses	$3,270,114	4,068,941
Unearned premiums	1,048,011	974,706
Notes payable	392,400	307,387
Accrued salaries and benefits	102,223	152,396
Other liabilities	200,834	200,194
Total liabilities	$5,013,582	5,703,624

Stockholders’ Equity:
Preferred stock of $0 par value per share:	$—	—
Authorized shares 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares 360,000,000
Issued: 98,910,399 – 2013; 98,194,224 – 2012	197,821	196,388
Additional paid-in capital	282,014	270,654
Retained earnings	1,158,861	1,125,154
Accumulated other comprehensive income	19,278	54,040
Treasury stock – at cost (shares: 43,181,889 – 2013; 43,030,776 – 2012)	(558,929)	(555,644)
Total stockholders’ equity	1,099,045	1,090,592
Commitments and contingencies
Total liabilities and stockholders’ equity	$6,112,627	6,794,216

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended June 30,		Six Months ended June 30,
($ in thousands, except per share amounts)	2013	2012	2013	2012
Revenues:
Net premiums earned	$426,252	392,212	847,192	771,041
Net investment income earned	34,003	34,006	66,873	66,634
Net realized gains:
Net realized investment gains	5,709	272	11,013	5,051
Other-than-temporary impairments	(508)	(40)	(2,427)	(297)
Other-than-temporary impairments on fixed maturity securities recognized in other comprehensive income	(47)	(54)	(77)	(218)
Total net realized gains	5,154	178	8,509	4,536
Other income	3,536	2,511	6,320	6,044
Total revenues	468,945	428,907	928,894	848,255

Expenses:
Loss and loss expense incurred	279,594	287,903	549,443	540,809
Policy acquisition costs	143,728	131,219	283,256	259,177
Interest expense	5,570	4,723	11,401	9,423
Other expenses	3,852	5,754	19,725	16,347
Total expenses	432,744	429,599	863,825	825,756

Income (loss) from continuing operations, before federal income tax	36,201	(692)	65,069	22,499

Federal income tax expense (benefit):
Current	6,221	(500)	13,674	6,678
Deferred	2,858	(480)	1,968	(2,560)
Total federal income tax expense (benefit)	9,079	(980)	15,642	4,118

Net income from continuing operations	27,122	288	49,427	18,381

Loss on disposal of discontinued operations, net of tax of $(538)	—	—	(997)	—

Net income	$27,122	288	48,430	18,381

Earnings per share:
Basic net income from continuing operations	$0.49	0.01	0.89	0.34
Basic net loss from discontinued operations	—	—	(0.02)	—
Basic net income	$0.49	0.01	0.87	0.34

Diluted net income from continuing operations	$0.48	0.01	0.88	0.33
Diluted net loss from discontinued operations	—	—	(0.02)	—
Diluted net income	$0.48	0.01	0.86	0.33

Dividends to stockholders	$0.13	0.13	0.26	0.26

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME	Quarter ended June 30,		Six Months ended June 30,
($ in thousands)	2013	2012	2013	2012
Net income	$27,122	288	48,430	18,381

Other comprehensive income, net of tax:
Unrealized (losses) gains on investment securities:
Unrealized holding (losses) gains arising during period	(59,353)	5,101	(56,959)	17,974
Non-credit portion of other-than-temporary impairments recognized in other comprehensive income	31	35	50	142
Amount reclassified into net income:
Held-to-maturity securities	(399)	(456)	(865)	(1,017)
Non-credit other-than-temporary impairment	3	39	8	171
Realized gains on available for sale securities	(3,438)	(128)	(7,322)	(2,917)
Total unrealized (losses) gains on investment securities	(63,156)	4,591	(65,088)	14,353

Defined benefit pension and post-retirement plans:
Net actuarial gain	—	—	28,600	—
Amounts reclassified into net income:
Net actuarial loss	513	905	1,709	1,808
Prior service cost	—	24	6	49
Curtailment expense	—	—	11	—
Total defined benefit pension and post-retirement plans	513	929	30,326	1,857
Other comprehensive (loss) income	(62,643)	5,520	(34,762)	16,210
Comprehensive (loss) income	$(35,521)	5,808	13,668	34,591

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY	Six Months ended June 30,
($ in thousands)	2013	2012
Common stock:
Beginning of year	$196,388	194,494
Dividend reinvestment plan (shares: 33,514 – 2013; 46,603 – 2012)	67	93
Stock purchase and compensation plans (shares: 682,661 – 2013; 667,500 – 2012)	1,366	1,334
End of period	197,821	195,921

Additional paid-in capital:
Beginning of year	270,654	257,370
Dividend reinvestment plan	703	712
Stock purchase and compensation plans	10,657	7,647
End of period	282,014	265,729

Retained earnings:
Beginning of year	1,125,154	1,116,319
Net income	48,430	18,381
Dividends to stockholders ($0.26 per share – 2013 and 2012)	(14,723)	(14,557)
End of period	1,158,861	1,120,143

Accumulated other comprehensive income:
Beginning of year	54,040	42,294
Other comprehensive (loss) income	(34,762)	16,210
End of period	19,278	58,504

Treasury stock:
Beginning of year	(555,644)	(552,149)
Acquisition of treasury stock (shares: 151,113 – 2013; 173,620– 2012)	(3,285)	(3,102)
End of period	(558,929)	(555,251)
Total stockholders’ equity	$1,099,045	1,085,046

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Six Months ended June 30,
($ in thousands)	2013	2012
Operating Activities
Net income	$48,430	18,381

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,103	19,550
Loss on disposal of discontinued operations	997	—
Stock-based compensation expense	6,189	5,160
Undistributed losses of equity method investments	419	496
Net realized gains	(8,509)	(4,536)
Retirement income plan curtailment expense	16	—

Changes in assets and liabilities:
Increase in reserve for losses and loss expenses, net of reinsurance recoverables	69,790	19,802
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	65,225	75,172
Increase (decrease) in net federal income taxes	3,171	(3,058)
Increase in premiums receivable	(84,135)	(57,294)
Increase in deferred policy acquisition costs	(9,555)	(16,638)
Increase in interest and dividends due or accrued	(1,066)	(500)
Decrease in accrued salaries and benefits	(6,173)	(5,699)
Decrease in accrued insurance expenses	(5,478)	(4,500)
Other-net	(4,526)	5,823
Net adjustments	49,468	33,778
Net cash provided by operating activities	97,898	52,159

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(530,402)	(426,346)
Purchase of equity securities, available-for-sale	(42,546)	(40,430)
Purchase of other investments	(4,393)	(6,355)
Purchase of short-term investments	(1,116,873)	(795,707)
Purchase of subsidiary	—	255
Sale of subsidiary	1,225	445
Sale of fixed maturity securities, available-for-sale	6,851	37,699
Sale of short-term investments	1,144,853	876,928
Redemption and maturities of fixed maturity securities, held-to-maturity	48,186	57,152
Redemption and maturities of fixed maturity securities, available-for-sale	286,905	197,199
Sale of equity securities, available-for-sale	42,206	58,176
Distributions from other investments	6,077	8,443
Purchase of property and equipment	(6,761)	(6,793)
Net cash used in investing activities	(164,672)	(39,334)

Financing Activities
Dividends to stockholders	(13,668)	(13,442)
Acquisition of treasury stock	(3,285)	(3,102)
Net proceeds from stock purchase and compensation plans	3,769	2,225
Proceeds from issuance of notes payable, net of debt issuance costs	178,435	—
Repayment of notes payable	(100,000)	—
Excess tax benefits from share-based payment arrangements	1,467	873
Net cash provided by (used in) financing activities	66,718	(13,446)
Net decrease in cash	(56)	(621)
Cash, beginning of year	210	762
Cash, end of period	$154	141

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Jun-30	Jun-30	Dec-31
	2013	2012	2012

ASSETS
Bonds	$3,794,994	3,569,892	3,617,371
Common stocks	172,064	148,117	151,382
Affiliated mortgage loan	37,086	37,791	37,443
Other investments	175,080	191,608	180,110
Short-term investments	147,071	113,584	208,845
Total investments	4,326,295	4,060,992	4,195,151

Cash on hand and in banks	(34,417)	(29,939)	(76,957)
Interest and dividends due and accrued	36,361	36,069	35,979
Premiums receivable	567,218	521,684	482,227
Reinsurance recoverable on paid losses and expenses	8,087	9,852	11,354
Deferred tax recoverable	157,856	148,848	147,495
EDP equipment	1,017	1,527	1,372
Equities and deposits in pools and associations	6,800	6,168	12,734
Receivable for sold securities	18,730	1,154	257
Other assets	24,017	27,065	28,541
Total assets	$5,111,964	4,783,420	4,838,153

LIABILITIES
Reserve for losses	$2,282,379	2,177,438	2,226,858
Reinsurance payable on paid loss and loss expense	2,247	1,282	2,298
Reserve for loss expenses	438,734	431,272	427,560
Unearned premiums	907,178	833,998	842,068
Reserve for commissions payable	47,100	43,046	52,304
Ceded balances payable	31,243	17,516	271
Federal income tax payable	21,415	6,563	5,346
Premium and other taxes payable	24,330	20,531	24,604
Borrowed money	58,042	58,042	58,044
Reserve for dividends to policyholders	2,334	3,670	2,665
Reserves for unauthorized reinsurance	7,498	1,785	7,498
Payable for securities	9,596	17,171	7,682
Funds withheld on account of others	8,080	7,136	11,231
Accrued salaries and benefits	44,601	76,876	102,070
Other liabilities	56,575	19,213	17,547
Total liabilities	3,941,352	3,715,539	3,788,046

POLICYHOLDERS' SURPLUS
Capital	42,725	34,225	42,725
Paid in surplus	492,869	305,122	435,744
Unassigned surplus	635,018	728,534	571,638
Total policyholders' surplus	1,170,612	1,067,881	1,050,107
Total liabilities and policyholders' surplus	$5,111,964	4,783,420	4,838,153

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended June				Six Months Ended June
UNDERWRITING	2013		2012		2013		2012

Net premiums written	$462,177		425,563		912,301		845,735

Net premiums earned	426,252		392,212		847,192		771,041

Net losses paid	207,023		232,122		394,308		439,015
Change in reserve for losses	24,363		6,841		55,521		4,411
Net losses incurred	231,386	54.3%	238,963	60.9%	449,829	53.1%	443,426	57.5%
Net loss expenses paid	43,620		41,031		88,609		84,567
Change in reserve for loss expenses	4,689		7,942		11,173		12,730
Net loss expenses incurred	48,309	11.3%	48,973	12.5%	99,782	11.8%	97,297	12.6%
Net underwriting expenses incurred	150,140	32.6%	139,245	32.8%	298,480	32.8%	275,764	32.6%
Total deductions	429,835		427,181		848,091		816,487
Statutory underwriting (loss)	(3,583)		(34,969)		(899)		(45,446)

Net loss from premium balances charged off	(616)		(864)		(1,350)		(2,105)
Finance charges and other income	3,746		1,934		6,678		4,895
Total other income	3,130	-0.7%	1,070	-0.3%	5,328	-0.6%	2,790	-0.3%
Policyholders' dividends incurred	(981)	0.2%	(1,230)	0.3%	(2,067)	0.2%	(2,144)	0.3%
Total underwriting (loss) gain	(1,434)	97.7%	(35,129)	106.2%	2,362	97.3%	(44,800)	102.7%

INVESTMENT
Net investment income earned	34,012		33,793		67,342		67,272
Net realized gain	5,150		175		6,362		4,533
Total income before income tax	37,728		(1,161)		76,066		27,005
Federal income tax expense	16,752		1,529		32,687		11,122

Net income (loss)	$20,976		(2,690)		43,379		15,883

Policyholders' Surplus
Surplus, beginning of period	$1,151,959		1,083,174		1,050,107		1,062,707

Net income	20,976		(2,690)		43,379		15,883
Change in deferred taxes	7,815		5,578		8,069		7,664
Change in unrealized gains	(884)		(2,917)		8,552		2,041
Dividends to stockholders	(6,662)		(12,709)		(18,782)		(28,474)
Change in cum. effect of acctg principle	-		-		-		44,296
Capital - transferred from surplus	-		1,900		-		1,900
Paid in surplus	-		-		57,125		-
Surplus - transferred to capital	-		(1,900)		-		(1,900)
Change in non-admitted assets	(3,290)		(2,524)		13,429		8,035
Change in additional admitted deferred taxes	-		-		-		(44,296)
Change in Overfunded Contra Asset	(1,184)		-		(9,907)		-
Qual Pen Trans Liab	1,846		-		(33,879)		-
Excess Plan Trans Liab	17		-		(578)		-
PRL Plan Trans Liab	19		-		(1,199)		-
Change in minimum pension liability	-		-		54,755		-
Surplus adjustments	-		(31)		(459)		25

Net change in surplus for period	18,653		(15,293)		120,505		5,174

Surplus, end of period	$1,170,612		1,067,881		1,170,612		1,067,881

Statutory underwriting (loss) gain	$(1,434)		(35,129)		2,362		(44,800)

Adjustments under GAAP:
Deferred policy acquisition costs	6,593		8,068		9,555		16,638
Pension costs	(101)		70		5,824		140
Other, net	(575)		29		(1,097)		(303)
GAAP underwriting (loss) / gain	$4,483		(26,962)		16,644		(28,325)

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of June 30, 2013
(unaudited)

	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,287,839	9,389,803	545,279	0.53	0.98
Silverpeak RE III	2008	15,000,000	8,002,236	2,758,571	(148,047)	0.03	0.43
Total - Real Estate		35,000,000	10,290,075	12,148,374	397,232	0.40	0.84
Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	579,578	118,830	0.98	1.02
GS Mezz V	2007	25,000,000	13,143,207	9,015,318	612,283	0.72	1.29
New Canaan V	2012	7,000,000	4,491,872	2,433,308	112,071	0.03	1.00
Centerfield Capital	2012	3,000,000	2,077,118	839,551	26,882	0.05	0.96
Total - Mezz. Financing		44,000,000	19,712,197	12,867,755	870,067	0.75	1.15
Distressed Debt
Varde VIII	2006	10,000,000	-	4,523,135	848,664	0.81	1.26
Distressed Managers III	2007	15,000,000	2,928,796	7,583,171	767,040	0.53	1.09
Total - Distressed Debt		25,000,000	2,928,796	12,106,306	1,615,704	0.65	1.17
Private Equity
Prospector	1997	5,000,000	-	410,216	-	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,443,707	1,769,562	204,935	1.61	1.80
NB Co-Invest	2006	15,000,000	1,606,799	7,384,651	222,183	0.82	1.34
Trilantic Capital Partners IV	2007	11,098,351	1,491,469	8,244,581	1,114,446	0.78	1.55
Trilantic Capital Partners V	2012	7,000,000	7,000,000	-	-	-	-
Total - Private Equity		48,098,351	11,541,975	17,809,009	1,541,564	1.25	1.70
Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	5,422,461	229,272	0.82	1.31
Vintage IV	2007	20,000,000	4,093,675	12,914,366	829,363	0.62	1.29
NB SOF II	2008	12,000,000	2,533,186	8,151,999	899,622	0.68	1.43
Total - Pvt. Eq. Sec. Mkt.		44,000,000	7,526,356	26,488,825	1,958,257	0.69	1.33
Energy/Power Generation
ArcLight I	2002	15,000,000	-	87,363	(11,740)	1.80	1.81
ArcLight II	2003	15,000,000	2,295,492	1,375,930	(313,279)	1.38	1.46
ArcLight III	2006	15,000,000	2,037,794	7,536,242	1,077,373	0.81	1.29
Quintana Energy	2006	10,000,000	1,204,351	6,366,560	368,485	0.56	1.28
ArcLight IV	2007	10,000,000	2,287,578	3,051,214	180,578	0.98	1.28
Total - Energy/Power Generation		65,000,000	7,825,215	18,417,309	1,301,417	1.19	1.45
Venture Capital
Venture V	2001	9,600,000	400,000	7,378,010	425,349	0.44	1.24
Total - Venture Capital		9,600,000	400,000	7,378,010	425,349	0.44	1.24
TOTAL - ALTERNATIVE INVESTMENTS		$270,698,351	60,224,613	107,215,588	8,109,589	0.89	1.33
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Exhibit may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
June 30, 2013
($ in thousands)
(unaudited)

Exposure = 33% Held-to-Maturity; 67% Available-for-Sale

Repayment Source Composition by State
Market Values
State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of Total
TX	42,024	48%	44,833	51%	1,082	1%	-	0%	87,939	7%
TX-PSF	-	0%	-	0%	-	0%	23,482	100%	23,482	2%
WA	51,786	55%	35,146	38%	6,722	7%	-	0%	93,654	7%
NY	68,739	88%	9,773	12%	-	0%	-	0%	78,512	6%
FL	51,464	77%	-	0%	15,177	23%	-	0%	66,641	5%
AZ	55,042	87%	7,944	13%	-	0%	-	0%	62,986	5%
CO	21,084	40%	31,978	60%	-	0%	-	0%	53,062	4%
CA	44,511	93%	3,313	7%	-	0%	-	0%	47,824	3%
NC	23,351	55%	13,121	31%	5,904	14%	-	0%	42,376	3%
MO	19,212	46%	16,413	39%	6,542	15%	-	0%	42,167	3%
AK	22,108	64%	12,484	36%	-	0%	-	0%	34,592	2%
Pre-refunded	57,532	49%	46,150	39%	7,718	7%	5,328	5%	116,728	9%
Other	314,956	53%	136,219	23%	140,073	24%	-	0%	591,248	44%
Grand Total	771,809	57%	357,374	27%	183,218	14%	28,810	2%	1,341,211	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Maturity Securities
June 30, 2013
($ in millions)
(Unaudited)

	Fair Value	Unrealized Gain (Loss)	Weighted Average Credit Quality
AFS Fixed Maturity Portfolio:
U.S. government obligations	$178.0	12.1	AA+
Foreign government obligations	29.7	0.9	AA-
State and municipal obligations	894.3	9.7	AA
Corporate securities	1,524.0	32.1	A
Mortgage-backed securities (“MBS”)	638.4	0.9	AA
Asset-backed securities (“ABS”)	155.4	0.1	AAA
Total AFS fixed maturity portfolio	$3,419.8	55.8	AA-
State and Municipal Obligations:
General obligations	$416.2	4.9	AA+
Special revenue obligations	478.1	4.8	AA
Total state and municipal obligations	$894.3	9.7	AA
Corporate Securities:
Financial	$440.7	11.2	A
Industrials	121.1	4.5	A-
Utilities	135.5	1.4	A-
Consumer discretionary	163.4	3.4	A-
Consumer staples	158.7	3.8	A
Healthcare	176.7	4.4	A+
Materials	86.6	1.0	BBB+
Energy	79.2	1.3	A-
Information technology	99.8	—	A+
Telecommunications services	54.7	0.5	BBB+
Other	7.6	0.6	AA+
Total corporate securities	$1,524.0	32.1	A
MBS:
Government guaranteed agency commercial MBS ("CMBS")	$39.9	1.0	AA+
Other agency CMBS	9.2	(0.3)	AA+
Non-agency CMBS	86.5	(2.2)	AA
Government guaranteed agency residential MBS ("RMBS")	72.2	1.9	AA+
Non-agency RMBS	43.3	0.5	A-
Other agency RMBS	381.7	(0.1)	AA+
Alternative-A (“Alt-A”) RMBS	5.6	0.1	A+
Total MBS	$638.4	0.9	AA
ABS:
ABS	$154.9	—	AAA
Sub-prime ABS1, 2	0.5	0.1	D
Total ABS	$155.4	0.1	AAA

1We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
2Subprime ABS consists of one security whose issuer is currently expected by rating agencies to default on its obligations.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
June 30, 2013
($ in millions)
(Unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized/ Unrecognized Gain	Weighted Average Credit Quality
HTM Fixed Maturity Portfolio:
Foreign government obligations	$5.6	5.5	0.1	0.2	0.3	AA+
State and municipal obligations	446.9	426.4	20.5	4.9	25.4	AA
Corporate securities	38.9	35.3	3.6	(0.7)	2.9	A
MBS	9.6	6.6	3.0	(1.0)	2.0	AA
ABS	6.6	5.7	0.9	(0.8)	0.1	A+
Total HTM fixed maturity portfolio	$507.6	479.5	28.1	2.6	30.7	AA
State and Municipal Obligations:
General obligations	$144.3	138.2	6.1	2.7	8.8	AA
Special revenue obligations	302.6	288.2	14.4	2.2	16.6	AA
Total state and municipal obligations	$446.9	426.4	20.5	4.9	25.4	AA
Corporate Securities:
Financial	$9.4	8.6	0.8	(0.4)	0.4	BBB+
Industrials	11.6	10.3	1.3	(0.2)	1.1	A+
Utilities	14.8	13.4	1.4	(0.1)	1.3	A+
Consumer discretionary	3.1	3.0	0.1	—	0.1	AA
Total corporate securities	$38.9	35.3	3.6	(0.7)	2.9	A
MBS:
Non-agency CMBS	$9.6	6.6	3.0	(1.0)	2.0	AA
Total MBS	$9.6	6.6	3.0	(1.0)	2.0	AA
ABS:
ABS	$4.1	3.9	0.2	(0.1)	0.1	BBB+
Alt-A ABS	2.5	1.8	0.7	(0.7)	—	AAA
Total ABS	$6.6	5.7	0.9	(0.8)	0.1	A+